SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C. 20549

                         FORM 8-K


     Current Report Pursuant to Section 13 or 15(d) of
                The Securities Act of 1934


                      October 31, 1996
________________________________________________
       Date of Report (Date of earliest event reported)



            CONTROLLED ENVIRONMENT AQUACULTURE
                     TECHNOLOGY, INC.
________________________________________________
  (Exact name of registrant as specified in its charter)



Colorado                  0-25868              84-1293167
________________________________________________
(State or other       (Commission            I.R.S.Employer
jurisdiction           File Number)   Identification No.)
of incorporation)


4750 Table Mesa Drive, Boulder, CO 80303
________________________________________________
Address of principal executive offices)        (Zip Code)


(303) 494-3000
________________________________________________
Registrant's telephone number, including area code

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING
ACCOUNTANT

DISMISSAL OF PRINCIPAL ACCOUNTANT.

Comiskey & Company, P.C., 2851 S. Parker Road, Suite
1125, Aurora, Colorado 80014-9921, the independent accountant previously engaged as the principal accountant to audit the registrant's financial statements, has been dismissed, effective March 15, 1997. The report of Comiskey & Company, P.C., on the financial statements of the registrant for the immediately preceding fiscal years and for the initial audit of the registrant at its inception, did contain an on-going concern qualification but did not contain any other adverse opinion, disclaimer of opinion or qualification as to uncertainty, audit scope or accounting principles. The decision to change accountants was recommended and approved by the board of directors of the registrant.

       There were no disagreements with Comiskey &
Company, P.C., at any time, on any matters of accounting principles or practices, financial statement disclosures, or auditing scope or procedures.

ENGAGEMENT OF NEW PRINCIPAL ACCOUNTANT.

The registrant has engaged a new independent accountant, Grant Thornton, LLP, Certified Public Accountants, 1131
Bishop Street, Suite 1000, Honolulu, Hawaii 96789. The date of the engagement was March 15, 1997.

ITEM 5.        OTHER EVENTS.

       On March 3, 1997, the Company and Aquacare
Environment, Inc., executed a Rescission Agreement pursuant to which the Agreement and Plan of Reorganization between them, dated October 31, 1996, was rescinded. The rescission was made retroactive to October
31, 1996.

       The rescission was completed by mutual agreement of the parties pursuant to a provision of the Agreement and Plan of Reorganization authorizing either party to elect rescission in the event that, upon completion, the audited financial statements of Aquacare Environment, Inc., as of July 31, 1996, did not reflect a specified minimum net worth.

         In accordance with the terms of the Rescission
Agreement, all 240,000 shares of the Company's common stock which had been issued in escrow pending receipt of the July 31, 1996 audited financial statements of Aquacare
Environment, Inc., were cancelled and returned to the status of authorized but unissued shares. In addition, the parties agreed to release any and all claims each may otherwise have had against the other arising out of, or in any way related to, the execution and performance of the Agreement and Plan of Reorganization.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Audited financial statements of the Company reflecting its acquisition of all of the issued and outstanding stock of Aquacare Environment, Inc., pursuant to the Agreement and Plan of Reorganization, were previously filed as part of an amended report on Form 8-K dated
October 31, 1996. The audited financial statements of the Company, to be filed as part of its report on Form 10-KSB for the fiscal year ended January 31, 1997, will reflect the retroactive rescission (as of October 31, 1996) of the Agreement and Plan of Reorganization.

(c) The following Exhibits are filed as part of this report:

Exhibit 16 - Letter regarding change in certifying accountant.
SIGNATURES


Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


CONTROLLED ENVIRONMENT AQUACULTURE
TECHNOLOGY, INC.

/s/ J. A. Garcia, President             3/18/97
________________________________________________
(Signature)                                 (Date)

EXHIBIT 16.

Securities and Exchange Commission
Washington, DC  20549

Gentlemen:

We were previously principal accountants for Controlled
Environment Aquaculture Technology, Inc. (formerly
Global Capital Access Corporation) ("Global") and on
February 8, 1996, we reported on the financial statements of Global Capital Access Corporation as of and for the initial period ended January 31, 1996. On March 15,
1997, we were dismissed as principal accountants of Global. We have read Global's statements included under
Item 4 of its Form 8-K for March 18, 1997, and we agree with those statements.


/s/
COMISKEY & COMPANY
PROFESSIONAL CORPORATION

Aurora, Colorado
March 10, 1997